SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2006

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey	07306-4599
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 333-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1. 01 Entry into a Material Definitive Agreement

On October 15, 2006, Provident Financial Services, Inc. entered into an Agreement and Plan of Merger with First Morris Bank & Trust. The Merger Agreement is attached as Exhibit 10.1. A press release announcing this transaction is attached as Exhibit 99.1 and an investor presentation is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired: Not Applicable.

(b)	Pro forma financial information: Not Applicable.

(c)	Shell company transactions: Not Applicable

(d)	Exhibits:

The following Exhibits are attached as part of this report:

10.1	Merger Agreement dated October 15, 2006

99.1	Press Release dated October 16, 2006

99.2	Investor Presentation dated October 16, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: October 16, 2006	By:	/s/ Paul M. Pantozzi
Paul M. Pantozzi
Chairman and Chief Executive Officer

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